SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

 Date of Report (Date of Earliest Event Reported): September 17, 2002
                                                   (September 17, 2002)

                       ENDO PHARMACEUTICALS HOLDINGS INC.
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


DELAWARE                         39040                        13-4022871
-------------------------------------------------------------------------------
(State or other         (Commission File Number)          (I.R.S. Employer
jurisdiction of                                           Identification No.)
incorporation)


100 Painters Drive
Chadds Ford, Pennsylvania                                            19317
-------------------------------------------------------------------------------
(Address of principal executive offices)                           (Zip Code)


                                 (610) 558-9800
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits.

(a)      Financial Statements of Business Acquired.

                  Not applicable.

(b)      Pro Forma Financial Information.

                  Not applicable.

(c)      Exhibits.

Exhibit Number         Description

       99.1            Slide Presentation of Endo Pharmaceuticals Holdings Inc.
                       dated September 17, 2002


Item 9.  Regulation FD Disclosure.

         On September 17, 2002, the Registrant intends to make a slide presentation at the Bear Stearns 15th Annual Healthcare Conference in New York, New York, a copy of which presentation is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                ENDO PHARMACEUTICALS HOLDINGS INC.
                                                           (Registrant)


                                By:   /s/ CAROL A. AMMON
                                      -----------------------------------------
                                      Name:  Carol A. Ammon
                                      Title: Chairman & Chief Executive Officer




Dated:  September 17, 2002

                            INDEX TO EXHIBITS


Exhibit No.                     Description
-----------                     -----------

   99.1            Slide Presentation of Endo Pharmaceuticals Holdings Inc.
                   dated September 17, 2002

                                                                   Exhibit 99.1
                                                                   ------------


COVER SLIDE

                                 [ENDO LOGO]

                             Endo Pharmaceuticals

                                 Bear Stearns
                       15th Annual Healthcare Conference
                              September 17, 2002

SLIDE 1

Forward-Looking Statements
==============================================================================

This presentation contains forward-looking statements, within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended, that are based on management's beliefs and assumptions, current expectations, estimates and projections. These statements are subject to risks and uncertainties and, therefore, actual results may differ materially from those expressed or implied by these forward-looking statements. Forward-looking statements are not historical facts and include information regarding the Company's possible or assumed results of operations. Also, statements or expressions that are preceded by, followed by, or that include, the words "believes," "anticipates," "plans," "expects," "intends," "estimates" or similar expressions are forward-looking statements. Endo's estimated or anticipated future results, product performance or other non-historical facts are forward-looking and reflect Endo's current perspective on existing trends and information. Many of the factors that will determine the Company's future results are beyond the ability of the Company to control or predict. The reader should not rely on any forward-looking statement. The Company undertakes no obligations to update any forward-looking statements whether as a result of new information, future events or otherwise. Several important factors, in addition to the specific factors discussed in connection with these forward-looking statements individually, could affect the future results of Endo and could cause those results to differ materially from those expressed in the forward-looking statements contained herein. Important factors that may affect future results include, but are not limited to: the Company's ability to successfully develop, commercialize and market new products; results of clinical trials on new products; competition for the business of the Company's branded and generic products, and in connection with the Company's acquisition of rights to intellectual property assets; market acceptance of the Company's future products; government regulation of the pharmaceutical industry; the Company's dependence on a small number of products; the Company's dependence on outside manufacturers for the manufacture of its products; the Company's dependence on third parties to supply raw materials and to provide services for the core aspects of its business; new regulatory action or lawsuits relating to the Company's use of narcotics in most of its core products; the Company's exposure to product liability claims and product recalls and the possibility that the Company may not be able to adequately insure itself; the Company's ability to protect its proprietary technology; the Company's ability to successfully implement its acquisition strategy; the availability of controlled substances that constitute the active ingredients of some of the Company's products and products in development; the availability of third-party reimbursement for the Company's products; the Company's dependence on sales to a limited number of large pharmacy chains and wholesale drug distributors for a large portion of its total net sales; and other risks and uncertainties detailed in Endo's Registration Statement on Form S-4 filed with the Securities and Exchange Commission on June 9, 2000, as amended, and in Endo's Registration Statement on Form S-3 dated October 17, 2001. Readers should evaluate any statement in light of these important factors.

SLIDE 2

Profile
==============================================================================

o Endo is a specialty pharmaceutical company engaged in the research, development, sale and marketing of branded and generic prescription pharmaceuticals used primarily to treat and manage pain

o Endo will leverage its strengths to capture growth opportunities in the rapidly growing pain management market and other complementary areas

SLIDE 3

Company History
==============================================================================
       ______
      | 1920 |           o     Endo founded
      |      |
      | 1950 |           o     Percodan(R) launched
      |      |
      | 1969 |           o     Endo sold to DuPont
      |      |
      | 1971 |           o     Percocet(R) launched
      |      |
      | 1997 |           o     Management buyout of Endo from DuPont Merck
      |      |
      | 1998 |           o     Lidoderm(R) licensed from Hind Healthcare
      |      |
      | 2000 |           o     Endo goes public; Algos acquired
      |      |
      | 2001 |           o     October: Follow-on offering completed
      |______|

SLIDE 4


Aggressive Pain Focus
==============================================================================


o       Pain Management is a tremendous growth area:

        -    Compounded growth rate of >28% annually
        -    Pain community is extremely aggressive
        -    Prescribing physician base highly concentrated

SLIDE 5


Total Prescription Pain Market
==============================================================================

Bar Chart Reflecting Data Below:


                                         1998    1999    2000    2001
                                         ----    ----    ----    ----

     Sales (billions)                    $6.8    $9.3    $11.9   $14.3

Graph Shows a Compounded Annual Growth Rate of 28%


Source: IMS

SLIDE 6

Key Drivers of Market Growth
==============================================================================

o       Changing attitudes toward pain management

        >    Physicians

        >    Patients

o       Changing environment toward treatment of pain

        >    Guideline changes

        >    Pain management now recognized as a board certified specialty

o       Favorable demographics

        >    Aging population

o        Increase in number of surgical procedures

SLIDE 7

Analgesics: 2001 the second most prescribed medication
==============================================================================

             2000                                          2001

 1.   Vascular agents                   1.   Anti-infectives
 2.   Psychotherapeutics                2.   Analgesics
 3.   Anti-infective                    3.   Psychotherapeutics
 4.   Analgesics                        4.   Vascular agents
 5.   Hormones                          5.   Hormones
 6.   Respiratory Therapy               6.   Respiratory Therapy
 7.   Gastrointestinal                  7.   Cough/Cold Preps
 8.   Anti-arthritics                   8.   Anti-arthritics
 9.   Diuretics                         9.   Gastrointestinal
 10.  Diabetes Therapy                  10.  Cholesterol Reducers & Lipotropics

Narcotics comprise approximately        Narcotics comprise approximately
 75% of analgesic prescriptions         76% of analgesic prescriptions


Source: IMS Prescription Data

SLIDE 8

Narcotic Analgesics
==============================================================================

Bar Chart Reflecting Data Below:

                         1998         1999        2000        2001
                         ----         ----        ----        ----

Sales (billions)         $1.6         $2.1        $2.7        $3.6

Graph Shows a Compounded Annual Growth Rate of 31%

Source: IMS

SLIDE 9

Endo's Products Address the Pain Continuum
==============================================================================

            ----------------------------------------------------------------
           |   Mild   |     Moderate     |  Moderately    |      Severe     |
           |          |                  |   Severe       |                 |
            - --------------------------------------------------------------

Marketed                    Lidoderm(R)     Percocet(R)       Numorphan(R)
Products                    Nubain(R)       Percodan(R)       Percolone(R)
                            Zydone(R)       Endocet(R)        Hydromorphone
                                            Endodan(R)        Morphine ER

Pipeline                    HydrocoDex(TM)  PercoDex(TM)      MorphiDex(R)
Products                                                      Oxymorphone IR/ER
                                                              OxycoDex(TM)
                                                              Oxycodone ER

SLIDE 10

Endo's Pain Management Product Offering
==============================================================================

o       Established Portfolio of Branded Products:

        >     Percocet(R)

        >     Lidoderm(R)

        >     Other established brands including:
              -    Percodan(R)
              -    Zydone(R)

o       Difficult-to-Develop Generics:

        >     MS Contin generic

        >     Oxycontin generic
              -    subject of litigation
              -    tentative approval granted by FDA July 2002

SLIDE 11


Established Portfolio of Brands: Percocet(R)
==============================================================================
   ________
  |        |
  |  1971  |      o    Percocet(R) 5.0/325 launched
  |        |
  |  1999  |      o    Endo launches new strengths of Percocet(R)
  |        |
  |  2001  |      o    April 2001 - Generics of 7.5/500 and 10.0/650 introduced
  |        |
  |  2001  |      o    November 2001 - New strengths approved and launched:
  |        |
  |        |           >   Percocet(R) 7.5/325 and Percocet(R) 10.0/325
  |        |
  |________|
                               "Gold Standard"
                                   in pain
                                 management

SLIDE 12

Percocet(R) Prescriptions
==============================================================================

Line Graph Reflecting Data Below:

                  1994    1995    1996    1997    1998    1999    2000    2001
                  ----    ----    ----    ----    ----    ----    ----    ----
Prescriptions      2.0     1.8     1.6     1.4     1.4     1.3     2.0     2.2
(millions)



Source: IMS

SLIDE 13

Percocet(R) Net Sales
==============================================================================

Bar Chart Reflecting Data Below:

                   1999       2000        2001       1H 2001       1H2002
                   ----       ----        ----       -------       ------
(in millions)      $51.5      $92.4      $101.0       $56.4         $64.1

SLIDE 14

Established Portfolio of Brands: Lidoderm(R)
==============================================================================


o     First FDA-approved drug for the treatment of post-herpetic neuralgia
      (PHN), a form of neuropathic pain

o     Herpes Zoster ("shingles") afflicts ~ one million patients annually

o     Approximately 70% experience some pain:

        >     Acute

        >     Chronic (PHN)

o     PHN occurs in about 20% of shingles patients

o     Lidoderm(R) provides analgesia

SLIDE 15


Lidoderm(R) Prescriptions
=============================================================================================

Line Graph Reflecting Data Below:

                                          Quarter Ended

               Mar-00  Jun-00  Sep-00  Dec-00  Mar-01  Jun-01  Sep-01  Dec-01  Mar-02  Jun-02
               ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
Prescriptions    28      39      49      60      68      81      96      119     139     170
(thousands)


Source: IMS


SLIDE 16

Lidoderm(R) Net Sales
==============================================================================

Bar Chart Reflecting Data Below:

                      1999      2000      2001     1H 2001    1H 2002
                      ----      ----      ----     -------    -------
(in millions)         $5.7     $22.5     $40.9      $10.7      $ 35.8

SLIDE 17

Sales by Product
==============================================================================

Bar Chart Reflecting Data Below:

                    1998        1999        2000        2001
                   -----        -----       -----      -----
                                 (in millions)
Generics           $33.7        $44.8       $47.1      $ 84.3
Other Brands       $30.1        $36.5       $35.4      $ 25.8
Lidoderm(R)        $ 0.0        $ 5.7       $22.5      $ 40.9
Percocet(R)        $44.6        $51.5       $92.4      $101.0
                   -----        -----       -----      ------
                  $108.4       $138.5      $197.4      $252.0

Graph Shows a Compounded Annual Growth Rate of 33%

SLIDE 18


Targeted Sales and Marketing
==============================================================================

o       Direct marketing through national dedicated sales force:
        >     160 community-based field representatives (contract)
        >     70 specialty institutional representatives (internal)

o       Focus on high-prescribing physicians in:
        >     Pain management
        >     Surgery
        >     Oncology
        >     Primary care

SLIDE 19

Management Expertise
==============================================================================

o Average of approximately 20 years of experience in the pharmaceutical industry

o Senior leadership instrumental in buy-out from DuPont Merck and formation of independent company

o     Proven track record

      > Have received FDA approval on more than 15 new products and product extensions since 1997

SLIDE 20


R&D Expertise
==============================================================================

o     Core expertise in narcotic analgesics

      > Pipeline products launched in the past four years contributed 54% of 2001 net sales

o Four NDA products in Phase III and three NDA products in Phase II clinical trials

o     Successful and proven record with the FDA

SLIDE 21

Substantial Pipeline
==============================================================================


Key Pipeline Products        Branding            Development stage
---------------------        --------            -----------------
MorphiDex(R)                 Branded             Phase III
Oxymorphone ER               Branded             Phase III
Oxymorphone IR               Branded             Phase III
Immunol(TM)                  Branded             Phase III
HydrocoDex(TM)               Branded             Phase II
OxycoDex(TM)                 Branded             Phase II
PercoDex(TM)                 Branded             Phase II
Oxycodone ER                 Generic             Tentative FDA approval;
                                                 subject to litigation

SLIDE 22

MorphiDex(R) (morphine + dextromethorphan)
==============================================================================


o        Dextromethorphan enhances morphine analgesia

o        Pivotal chronic dosing study previously completed

         -     "Morphine sparing"
         -     "Longer duration of pain relief"

o        Long-term clinical experience: Safety established


In response to Algos' "not-approvable" letter:

o        Multiple-dose Phase III studies in chronic pain underway

SLIDE 23

MorphiDex(R) (morphine + dextromethorphan)
==============================================================================

o     Multiple dose Phase III studies in chronic pain

        >    three-month treatment period

        >    200-300 patients per study

        >    primary objective:
             -  morphine sparing (2 studies)
             -  superior analgesia (1 study)

        >    secondary objectives:
             -  define lowest fixed-dose MS/DM ratio (1 study)
             -  "tolerance" (3 studies)

o First study (announced 6/24/02) did not meet primary or secondary endpoint

o Anticipate announcement of results from second and third studies in Q4 2002

SLIDE 24


Oxymorphone ER/IR
==============================================================================


o Pure opioid agonist; marketed in U.S. since 1960 as injection and suppository

o     New oral extended and immediate release formulations

      >     ER version co-developed with Penwest Pharmaceuticals

o     First "new" opioid in decades

o     Efficacy demonstrated

      >     1,500+ cancer and non-cancer patients in clinical program

o     Abstracts presented at 2002 World Pain Congress in August

o     Currently expect to file NDA applications in second half of 2002

SLIDE 25


Historical Financial Summary
==============================================================================
Bar Chart Reflecting Data Below:

                                 1999*        2000*        2001
                                ------       ------       ------
                                          (in millions)
Net Sales                       $138.5       $197.4       $252.0
Gross profit                    $ 80.3       $134.4       $177.1
Consolidated EBITDA**           $ 27.7       $ 62.1       $ 79.5



*        Pro-forma for Algos acquisition.
**       Excludes non-cash COGS.

SLIDE 26

YTD June Financial Summary
==============================================================================

Bar Chart Reflecting Data Below:

                                   1H 2001          1H 2002
                                   -------          -------
                                         (in millions)
Net Sales                          $ 107.2          $ 174.9
Gross profit                       $  73.6          $ 128.2
Consolidated EBITDA (1)            $  31.1          $  60.9


(1)  Excludes non-cash COGS.

SLIDE 27


Projected Financial Summary
==============================================================================

Bar Chart Reflecting Data Below:


                2001    2002E                                     2001    2002E
               ------   ------                                   -----    -----
               (in millions)                                      (in millions)
Net Sales      $252.0   $350.0            Consolidated EBITDA*   $79.5    $125.0


*  Excludes non-cash COGS.

SLIDE 28

Recent Developments
==============================================================================

o     Added new Phase III pipeline product through acquisition of BML
      Pharmaceuticals
      >     prescription oral rinse for management of oral mucositis

o     Internalized specialty sales force
      >     strengthens our sales capabilities
      >     reflects continuing strength of Lidoderm(R) and Percocet(R)

o     Announced tentative FDA approval for Oxycodone Extended Release Tablets
      >     final approval contingent upon favorable litigation outcome

o     Amended manufacturing agreement with BMS
      >     ensures smooth transition to Novartis Consumer Health

o     Repaid BMS Promissory Notes
      >     strengthens balance sheet - debt free

SLIDE 29


Proven Track Record
==============================================================================

|---------------------------------------|  |-----------------------------------|
| Strategy                              |  | Achievement                       |
|---------------------------------------|  |-----------------------------------|

o   Leverage brand equity of products       |X|  Launched new strengths of
                                                 Percocet(R) in November 1999
                                                 and November 2001

o   Line extensions                         |X|  Launched Zydone(R) in
                                                 February 1999


o   Develop difficult generics              |X|  Only AB-rated generic of all
                                                 five strengths of MS Contin(R)
                                                 on the market

                                            |X|  First to file 10, 20 and 40 mg
                                                 generic version of Oxycontin(R)


o   Acquire products in pain management     |X|  Launched Lidoderm(R) for PHN
    and related areas                            in September 1999

                                            |X|  Immunol in late-stage
                                                 development

SLIDE 30


2002 Expected Milestones
==============================================================================

o Completion of our second and third Phase III clinical studies on MorphiDex(R)

o    File NDAs for extended-release and immediate-release oxymorphone

o    Continue to advance future product line through:

     >    Advancement of other pipeline projects

     > Acquire and in-license complementary products, compounds and technologies

SLIDE 31


Summary
==============================================================================

Endo is well positioned to capture profitable growth in the fast-expanding pain management market through our:

|X|      Established portfolio of branded products

|X|      Targeted national sales and marketing infrastructure

|X|      Experienced, successful management team

|X|      Research and development expertise

|X|      Substantial pipeline

|X|      Strong financial position

END SLIDE 32

                                 [ENDO LOGO]

                             Endo Pharmaceuticals

                                (Nasdaq: ENDP)